                               AMENDMENT NO. 2 TO
                         RECEIVABLES PURCHASE AGREEMENT


         THIS AMENDMENT NO. 2 TO RECEIVABLES PURCHASE AGREEMENT, dated as of June 30, 1999 (this "Amendment"), is entered into by and among FIDELITY LEASING SPC I, INC., as Seller, FIDELITY LEASING, INC., as Servicer, certain Investors, VARIABLE FUNDING CAPITAL CORPORATION ("VFCC"), as a Purchaser, FIRST UNION CAPITAL MARKETS CORP. (formerly known as First Union Capital Markets, a division of Wheat First Securities, Inc.), as Deal Agent, FIRST UNION NATIONAL BANK ("First Union"), as Liquidity Agent and HARRIS TRUST AND SAVINGS BANK, as the Collateral Custodian and the Backup Servicer. Capitalized terms used and not otherwise defined herein are used as defined in the Agreement (as defined below).

         WHEREAS, the parties hereto entered into that certain Receivables Purchase Agreement, dated as of June 24, 1998 (the "Agreement"); and

         WHEREAS, the parties hereto desire to amend the Agreement in certain respects as provided herein;

         NOW THEREFORE, in consideration of the premises and the other mutual covenants contained herein, the parties hereto agree as follows:

         SECTION 1.  Amendments.

                  (a) The following additional definition is hereby added to
Section 1.1 of the Agreement:

         "Available Funds. With respect to any Payment Date, all amounts received in the Collection Account during Collection Period that ended on the last day of calendar month immediately preceding the calendar month in which such Payment Date occurs."

                  (b) The first sentence of Section 2.7(a), to the first colon, is hereby modified, amended and restated to read in its entirety as follows:

                  "On each Payment Date, the Servicer shall pay to the following Persons, from (i) the Collection Account, to the extent of Available Funds, and (ii) a Servicer Advance if made or required pursuant to
         Section 6.3, the following amounts in the following order of priority:"

                  (c) The first sentence of Section 2.8(b), to the first colon, is hereby modified, amended and restated to read in its entirety as follows:

                  "On each Payment Date, the Servicer shall pay to the following Persons, from (i) the Collection Account, to the extent of Available Funds, and (ii) a Servicer Advance if made or required pursuant to
         Section 6.3, the following amounts in the following order of priority:"

                  (d) The first sentence of Section 2.9(b), to the first colon, is hereby modified, amended and restated to read in its entirety as follows:

                  "On each Payment Date, the Servicer shall pay to the following Persons, from (i) the Collection Account, to the extent of Available Funds, and (ii) a Servicer Advance if made or required pursuant to
         Section 6.3, the following amounts in the following order of priority:"

         (e) Section 7.1 of the Agreement is hereby amended, modified and restated to read in its entirety as follows:

                  "If any of the following events ("Payout Events") shall occur:

                           (a) as of any Reporting Date, the Delinquency Ratio
                  for the preceding Determination Date exceeds 3.0%;

                           (b) as of any Reporting Date, the Default Ratio for
                  the preceding Determination Date exceeds 2.75%; or

                           (c) the passage of 60 days following receipt by the
                  Purchaser of a written notification of the Seller's intent to terminate the revolving period; or

                           (d) the occurrence of the Termination Date."

                  (f) Section 7.2(c) of the Agreement is hereby deleted and replaced with the following:

                           "(c) [reserved];"

         SECTION 2. Agreement in Full Force and Effect as Amended. Except as specifically amended hereby, the Agreement shall remain in full force and effect. All references to the Agreement shall be deemed to mean the Agreement as modified hereby. This Amendment shall not constitute a novation of the Agreement, but shall constitute an amendment thereof. The parties hereto agree to be bound by the terms and conditions of the Agreement, as amended by this Amendment, as though such terms and conditions were set forth herein.

         SECTION 3.  Miscellaneous.

         (a) The effective date of this Amendment shall be June 23, 1999.

         (g) This Amendment may be executed in any number of counterparts, and by the different parties hereto on the same or separate counterparts, each of which shall be deemed to be an original instrument but all of which together shall constitute one and the same agreement.

         (b) The descriptive headings of the various sections of this Amendment are inserted for convenience of reference only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.

         (c) This Amendment may not be amended or otherwise modified except as provided in the Agreement.

         (d) First Union certifies by execution hereof that it is an Investor with Commitments in excess of 66 2/3% of the Purchase Limit, and therefore is a Required Investor pursuant to the Agreement.

         (e) THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO ITS CONFLICT OF LAWS PROVISIONS.


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.


THE SELLER:                                 FIDELITY LEASING SPC I, INC.


                                            By:
                                               --------------------------------
                                             Name:
                                             Title:


THE SERVICER:                               FIDELITY LEASING, INC.


                                            By:
                                               --------------------------------
                                             Name:
                                             Title:



                  [SIGNATURES CONTINUED ON THE FOLLOWING PAGE]

VFCC:                                    VARIABLE FUNDING CAPITAL
                                         CORPORATION

                                         By First Union Capital Markets Corp.,
                                           as attorney-in-fact


                                         By:
                                            -----------------------------------
                                          Name:
                                          Title:


                                         Variable Funding Capital Corporation
                                         c/o First Union Capital Markets Corp.
                                         One First Union Center, TW-9
                                         Charlotte, North Carolina  28288-0610
                                         Attn:  Conduit Administration
                                         Facsimile: (704) 383-9630
                                         Telephone:  (704) 383-9343


THE DEAL AGENT:                          FIRST UNION CAPITAL MARKETS CORP.


                                         By:
                                            -----------------------------------
                                          Name:
                                          Title:

                                         First Union Capital Markets Corp.
                                         One First Union Center, TW-9
                                         Charlotte, North Carolina  28288
                                         Attn: Conduit Administration
                                         Facsimile : (704) 383-6036
                                         Telephone:  (704) 383-9343


                  [SIGNATURES CONTINUED ON THE FOLLOWING PAGE]

THE DOCUMENTATION AGENT:         FIRST UNION CAPITAL MARKETS CORP.


                                 By:
                                       ----------------------------------------
                                  Name:
                                  Title:

                                 First Union Capital Markets Corp.
                                 One First Union Center, TW-9
                                 Charlotte, North Carolina  28288
                                 Attn: Conduit Administration
                                 Facsimile : (704) 383-6036
                                 Telephone:  (704) 383-9343


THE LIQUIDITY AGENT:             FIRST UNION NATIONAL BANK


                                 By:
                                       ----------------------------------------
                                  Name:
                                  Title:

                                 First Union National Bank
                                 One First Union Center, TW-9
                                 Charlotte, North Carolina  28288
                                 Attn:  Capital Markets Credit Administration
                                 Facsimile: (704) 374-3254
                                 Telephone:  (704) 374-4001



                  [SIGNATURES CONTINUED ON THE FOLLOWING PAGE]

THE COLLATERAL CUSTODIAN:          HARRIS TRUST AND SAVINGS BANK


                                   By:
                                      -----------------------------------
                                    Name:
                                    Title:

                                   Harris Trust and Savings Bank
                                   311 West Monroe Street, 12th Floor
                                   Chicago, Illinois  60606
                                   Attention:  Indenture Trust Administrator
                                   Facsimile: (312) 461-3525
                                   Telephone:(312) 461-2532


THE BACKUP SERVICER:               HARRIS TRUST AND SAVINGS BANK


                                   By:
                                      -----------------------------------
                                    Name:
                                    Title:

                                   Harris Trust and Savings Bank
                                   311 West Monroe Street, 12th Floor
                                   Chicago, Illinois  60606
                                   Attention:  Indenture Trust Administrator
                                   Facsimile: (312) 461-3525
                                   Telephone:(312) 461-2532



                  [SIGNATURES CONTINUED ON THE FOLLOWING PAGE]

REQUIRED INVESTORS:           FIRST UNION NATIONAL BANK


                              By:
                                  ------------------------------------
                               Name:
                               Title:

                              First Union National Bank
                              One First Union Center, TW-9
                              Charlotte, North Carolina  28288
                              Attention: Capital Markets Credit Administration
                              Facsimile: (704) 374-3254


THE HEDGE COUNTERPARTY:       FIRST UNION NATIONAL BANK


                              By:
                                  ------------------------------------
                               Name:
                               Title:

                              First Union National Bank
                              One First Union Center, TW-9
                              Charlotte, North Carolina  28288
                              Attention: Capital Markets Credit Administration
                              Facsimile: (704) 374-3254
                              Telephone: (704) 374-4001